                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 9, 1998

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000



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

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                         PAYMENT DATE:  03/16/98
COLLECTION PERIOD:  02/28/98


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                   $1,493,489,419.86

         b.  End of Collection Period                         $1,421,442,676.44

         c.  Reduction for Collection Period                  $   72,046,743.42

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                   $   32,745,746.62

         b.  End of Collection Period                         $   34,611,253.78

     3.  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with
             respect to Collection Period                             699

         b.  Required Payoff Amounts of Liquidated Contracts  $    4,431,442.76
         c.  Total Reserve for Liquidation Expenses           $            0.00

         d.  Total Liquidation Proceeds Received(1)           $    1,224,774.69

         e.  Liquidation Proceeds Allocated to Owner Trust    $    1,060,041.70

         f.  Liquidation Proceeds Allocated to Depositor      $      164,732.99

         g.  Current Realized Losses                          $    3,371,401.06

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect
             to Collection Period                                         1,487

         b.  Required Payoff Amounts of Prepaid Contracts      $   4,594,814.91

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with
             respect to Collection Period                                     0

         b.  Required Payoff Amounts of Purchased Contracts    $              0

    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                       ----------        -----------           ----------------         ------------
                                                                                      % OF AGGREGATE
                       NUMBER OF            % OF              AGGREGATE REQUIRED      REQUIRED PAYOFF
                       CONTRACTS          CONTRACTS             PAYOFF AMOUNTS            AMOUNTS
                       ----------        -----------           ----------------         ------------


a. Current             144,017            88.78%              1,300,046,630.14          89.29%

b. 31-60 days           10,238             6.31%                99,481,716.46            6.83%

c. 61-90 days            3,983             2.46%                29,139,074.16            2.00%

d. 91-120 days           1,915             1.18%                11,514,597.04            0.79%

e. 120+ days             2,060             1.27%                15,871,912.42            1.09%

f. Total               162,213           100.00%            $1,456,053,930.22          100.00%







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

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                           PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


--------------------------------------------------------------------------------------------------------------------------------
                    % of                 % of                  % of                % of
              Aggregate Required   Aggregate Required   Aggregate Required   Aggregate Required
                Payoff Amounts       Payoff Amounts       Payoff Amounts       Payoff Amounts
Collection        31-60 Days           61-90 Days           91-120 Days           120+ Days
 Periods           Past Due             Past Due             Past Due             Past Due

--------------------------------------------------------------------------------------------------------------------------------
02/28/98            6.83%                 2.00%                0.79%              1.09%
01/31/98            4.39%                 1.21%                0.65%              0.94%
12/31/97            3.50%                 1.25%                0.54%              0.85%
11/30/97            2.78%                 0.42%                0.24%              0.16%
10/31/97            3.64%                 1.07%                0.45%              0.73%
09/30/97            3.21%                 0.95%                0.48%              0.82%
08/31/97            3.58%                 0.95%                0.50%              0.80%
07/31/97            3.11%                 0.90%                0.53%              0.78%
06/30/97            3.53%                 0.90%                0.57%              0.69%
05/31/97            3.06%                 0.99%                0.58%              0.63%
04/30/97            2.99%                 1.08%                0.47%              0.64%
03/31/97            3.73%                 0.96%                0.46%              0.61%
02/28/97            3.70%                 0.97%                0.55%              0.55%
01/31/97            3.27%                 0.97%                0.49%              0.40%
12/31/96            4.10%                 0.96%                0.39%              0.20%
11/30/96            3.49%                 0.83%                0.34%              0.00%
10/31/96            2.90%                 0.64%                0.01%              0.01%


8.    HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                       ------------     ------------   --------------       --------------
                                        COLLECTION      3 COLLECTION    6 COLLECTION
                                          PERIOD           PERIODS         PERIODS            CUMULATIVE
                                                           ENDING          ENDING               SINCE
                                          Feb.-98          Feb.-98        Feb. -98           CUT-OFF DATE
                                       ------------     ------------   --------------       --------------



a.   Number of Liquidated Contacts           699              3,058           4,739               11,352

b.   Number of Liquidated                 0.249%             1.090%          1.689%               4.045%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $4,431,443        $12,914,335     $23,056,989          $63,162,796

     Liquidated Contracts

d.   Liquidation Proceeds Allocated   $1,060,042        $ 3,081,191     $ 6,263,715          $10,188,411
     to Owner Trust

e.   Aggregate Current Realized       $3,371,401        $ 9,833,143     $16,793,274          $52,974,386
     Losses

f.   Aggregate Current Realized            0.106%            0.309%          0.527%               1.663%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                        PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION


                                             Principal Balance     Class Factor as        Principal Balance      Class Factor as
                             Coupon         as of Mar. 16, 1998   of Mar. 16, 1998     as of  Feb. 15, 1998    of  Feb. 15, 1998
Class                         Rate             Payment Date        Payment Date            Payment Date           Payment Date
--------------             ----------      --------------------  -------------------  ----------------------   ------------------

a.    Class A-1 Notes         5.60%          $         0.00           0.00000              $         0.00            0.00000

b.    Class A-2 Notes         5.95%          $  122,674,601           0.17651              $  192,855,837            0.27749

c.    Class A-3 Notes         6.11%          $  659,000,000           1.00000              $  659,000,000            1.00000

d.    Class A-4 Notes         6.28%          $  400,220,000           1.00000              $  400,220,000            1.00000

e.    Class B Notes           6.57%          $  178,500,000           1.00000              $  178,500,000            1.00000

f.    Equity Certificates     6.75%          $   95,659,329           0.75021              $   95,659,329            0.75021

g.    Total                    N.A.          $1,456,053,930           0.45713              $1,526,235,166            0.47916


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,456,053,930.23 and the CCA balance is $148,326,667.91.



2.   MONTHLY PRINCIPAL AMOUNT

    a.  Principal Balance of Notes and Equity Certificates
        (End of Collection Period)                                         $1,526,235,166.48

    b.  Contract Pool Principal Balance (End of Collection Period)         $1,421,442,676.44

    c.  Monthly Principal Amount                                           $  104,792,490.04

3.   GROSS COLLECTIONS

    a.  Scheduled Payments Received                                        $   72,242,857.19

    b.  Liquidation Proceeds Allocated to Owner Trust                      $    1,060,041.70

    c.  Required Payoff Amounts of Prepaid Contracts                       $    4,594,814.91

    d.  Required Payoff Amounts of Purchased Contracts                     $            0.00

    e.  Proceeds of Clean-up Call                                          $            0.00

    f.  Investment Earnings on Collection Account and Note
        Distribution Account                                               $      194,328.54

    g.  Extension Fees Allocated to Owner Trust                            $       18,669.45

    h.  Total Gross Collections (sum of (a) through (g))                   $   78,110,711.79

4.   DETERMINATION OF AVAILABLE FUNDS

    a.  Total Gross Collections                                            $   78,110,711.79

    b.  Withdrawal from Cash Collateral Account                            $    1,547,750.36

    c.  Total Available Funds                                              $   79,658,462.16


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                           PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98

5.   APPLICATION OF AVAILABLE FUNDS


--------------------------  --------------------   ---------------------------
            ITEM                   AMOUNT           REMAINING AVAILABLE FUNDS
--------------------------  --------------------   ---------------------------
a.   Total Available Funds                           $ 79,658,462.16

b.   Servicing Fee              $1,555,718.15          78,102,744.01

c.   Interest on Notes:

     i)   Class A-1 Notes                0.00          78,102,744.01

     ii)  Class A-2 Notes          956,243.53          77,146,500.48

     iii) Class A-3 Notes        3,355,408.33          73,791,092.15

     iv)  Class A-4 Notes        2,094,484.67          71,696,607.48

     v)   Class B Notes            977,287.50          70,719,319.98

d.   Interest on Equity            538,083.73          70,181,236.25
     Certificates

e.   Principal of Notes and
     Equity Certificates:

     i)   Class A-1 Notes                0.00          70,181,236.25

     ii)  Class A-2 Notes       70,181,236.25                   0.00

     iii) Class A-3 Notes                0.00                   0.00

     iv)  Class A-4 Notes                0.00                   0.00

     v)   Class B Notes                  0.00                   0.00

     vi)  Equity Certificates            0.00                   0.00

f.   Deposit to Cash                     0.00                   0.00
     Collateral Account

g.   Amount to be applied in             0.00                   0.00
     accordance with CCA
     Loan Agreement

h.   Balance, if any, to Equity          0.00                   0.00
     Certificates

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                           PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1.   BALANCE RECONCILIATION



--------------------------------------------------            ------------------
                                                                  MARCH 1998
              ITEM                                               PAYMENT DATE
--------------------------------------------------            ------------------
 a. Available Cash Collateral Amount (Beginning)                $ 152,224,900.21

 b. Deposits to Cash Collateral Account
                                                                            0.00

 c. Withdrawals from Cash Collateral Account                   $    1,547,750.36
 d. Releases of Cash Collateral Account Surplus                $    2,350,481.94
    (Excess, if any of (a) plus (b) minus (c)  over (f))

 e. Available Cash Collateral Amount (End)                     $  148,326,667.91
    (Sum of (a) plus (b) minus (c) minus (d))

 f. Requisite Cash Collateral Amount                           $  148,326,667.91

 g. Cash Collateral Account Shortfall                                       0.00
    (Excess, if any, of (f) over (e))

2.  CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

 a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
    Payment Date

    1) Initial Cash Collateral Amount                           $    207,040,000

 b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

    1) 8% of the Contract Pool Principal Balance                $ 113,715,414.12

    2) The Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance less the
       Contract Pool Principal Balance                          $  34,611,253.79

    3) Total                                                    $ 148,326,667.91

 c. Floor equal to the lesser of

    1) 2% of Cut-Off Date Contract Pool Principal
       Balance ($63,704,600); and

    2) the Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance                       $  63,704,600.00

 d. Requisite Cash Collateral Amount                            $ 148,326,667.91

3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

 a. Interest Shortfalls                                                     0.00

 b. Principal Deficiency Amount                                     1,547,750.36

 c. Principal Payable at Stated Maturity Date of                            0.00
    Class of Notes or Equity Certificates

 d. Total Cash Collateral Account Withdrawals                       1,547,750.36

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                             PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

------------------      ---------- ---------      ----------     ----------     -----------   -------------
   Distribution         Class A-1  Class A-2      Class A-3      Class A-4      Class B       Equity
     Amounts              Notes    Notes          Notes          Notes          Notes         Certificates
------------------      ---------- ---------      ----------     ----------     -----------   -------------
1. Interest Due         $ 0.00     $ 956,243.53   $3,355,408.33  $2,094,484.67  $977,287.50   $538,083.73

2. Interest Paid        $ 0.00     $ 956,243.53   $3,355,408.33  $2,094,484.67  $977,287.50   $538,083.73

3. Interest Shortfall   $ 0.00     $       0.00   $        0.00  $        0.00  $      0.00   $      0.00
   ((1) minus (2))

4. Principal Paid       $ 0.00     $70,181,236.25 $        0.00  $        0.00  $      0.00   $      0.00

5. Total Distribution   $ 0.00     $71,137,479.78 $3,355,408.33  $2,094,484.67  $977,287.50   $538,083.73
   Amount
   ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                           PAYMENT DATE:  03/16/98
COLLECTION PERIOD: 02/28/98

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS



----------------------------------------   ---------------   ----------------
                                             AS OF END         AS OF END
                                           OF February  98    OF January 98
                                             COLLECTION        COLLECTION
ITEM                                           PERIOD            PERIOD
----------------------------------------   ---------------   ----------------
1.  ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts           280,634

    b. Cut-Off Date Contract Pool Principal   $  3,185,229,329
       Balance

    c. Original Weighted Average Remaining    38.6 months
        Term

    d. Weighted Average Original Term         56.1 months


2.  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                    162,213           168,643

    b. Average Contract                       $8,762.82         $8,855.92

       Principal Balance

    c. Weighted Average Remaining Term        29.4 months       29.5 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 03/09/98                           PAYMENT DATE: 03/16/98
COLLECTION PERIOD: 02/28/98

VI.   Capita Equipment Receivables Trust 1996-1 Prepayment Speeds


                  Since Issue
Period                CPR
---------------   -----------
 0   Oct-96

 1   Nov-96         10.866%

 2   Dec-96          7.964%

 3   Jan-97          8.606%

 4   Feb-97          8.254%

 5   Mar-97          7.615%

 6   April-97        7.211%

 7   May-97          8.268%

 8   June-97         7.752%

 9   Jul-97          7.784%

10   Aug-97          7.781%

11   Sep-97          7.506%

12   Oct-97          7.348%

13   Nov-97          7.346%

14   Dec-97          6.629%

15   Jan-98          6.741%

16   Feb-98          7.251%

17   Mar-98          6.870%

                      Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 16, 1998.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      AT&T CAPITAL CORPORATION

                      Glenn A. Votek

                      ------------------------------
                      By: Glenn A. Votek

                      Vice President and Treasurer

March 16, 1998